These securities have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act.

8% CONVERTIBLE PROMISSORY NOTE DUE FEBRUARY 9, 2009

US $150,000	As of February 9, 2007

FOR VALUE RECEIVED, BLACK GARDENIA CORP., a Nevada corporation (the “Company”), having an address of Level 30, Bank of China Tower, 1 Garden Road, Central Hong Kong, hereby promises to pay to the order of CAPITAL ALLIANCE GROUP INC., a British Columbia corporation (the “Lender”), at the offices of Lender at Suite 1200 – 777 West Broadway, Vancouver, British Columbia, Canada, or such other place as may be designated by Lender to the Company in writing, the aggregate principal amount of up to One Hundred Fifty Thousand Dollars ($150,000), together with interest on the unpaid principal amount hereof, upon the terms and conditions hereinafter set forth.

1.

Schedule of Payments. The Lender will pay to the Company $150,000.00 within 60 days of execution of this Note. The terms and conditions set forth herein shall only apply to the Principal. All of the references to dollar amounts in this Convertible Promissory Note (this “Note”) are in US dollars unless otherwise noted.

2.

Payment Terms. The Company promises to pay to Lender the balance of Principal, together with accrued and unpaid interest, on February 9, 2009 (the “Due Date”), unless this Note is earlier prepaid as herein provided or earlier converted into common stock of the Company pursuant to Section 6 of this Note. The Company may reduce the amount of the Principal payable by paying down all or a portion of the Principal back to the Lender at any time prior to the Due Date. All payments by the Company to the Lender shall be credited first to the accrued interest then due and payable and the remainder to Principal.

3.

Interest. Interest on the outstanding portion of Principal of this Note shall accrue at a rate of eight percent (8%) per annum. All computations of interest shall be made on the basis of a 365-day year for actual days elapsed. Such interest shall be paid in arrears on the last business day of each successive one year anniversary of the date of this Note.

4.	Lender’s Right of Acceleration. The Lender has the right, called acceleration, to declare the entire unpaid principal and interest under this Note due immediately for any of the following causes:

	(a)	If the Company fails to keep any promise made in this Note within thirty days after written notice from the Lender;

(b)

If one or more judgments is entered against the Company which exceed, in the aggregate, $100,000 if the Company does not pay such judgments or arrange for their enforcement to be postponed no later than within thirty days after the judgments have been entered;

(c)	If bankruptcy, receivership, or insolvency proceedings are started by or against the Company, or if the Company dissolves, liquidates or otherwise winds up its business; or

(d)	If there is a change in control of the Company.

5.

Notices. All notices under this Note must be in writing. They may be given by (a) personal delivery, or (b) certified mail, return receipt requested. Each party must accept and claim the notices given by the other. Notices shall be addressed to the other party at the address written at the beginning of this Note. Either party may notify the other of a change of address.

6.	Conversion of Note.

6.1.

Right to convert. Subject to and upon compliance with the provisions of this Section 6, at the option of the Lender, this Note may at any time at or before the close of business on the maturity date of this Note, be converted at 100% or a portion of the principal amount of this Note be converted into common stock of Black Gardenia Corp. (the “Common Stock”) at the Conversion Price.

6.2.

Manner of Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Lender shall surrender this Note to the Company at any time during usual business hours at its office, accompanied by written notice to the Company at such office that the Lender elects to convert this Note or a specified portion thereof and stating the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. This Note surrendered for conversion shall (if so required by the Company) be accompanied by proper assignment thereof to the Company or be blank. As promptly as practicable after the receipt of such notice and the surrender of this Note as aforesaid the Company shall issue and deliver at such office to the Lender, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provision of this Article and cash, as provided in Subsection 4, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected at the close of business on the Date of Conversion, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the Lender or Lender of record of the shares represented thereby on such date; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record Lender or Lender thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open, and the Note surrendered shall not be deemed to have been converted until such time for all purposes, but such conversion shall be at the conversion price in effect at the close of business on the date of such surrender. Anything contained in this Section 6.2 to the contrary notwithstanding, the Company shall not be obligated to effect the transfer of any Conversion Shares upon conversion of any portion of any Convertible Notes or cause any Conversion Shares upon conversion of any Convertible Notes to be registered in any name or names other than the name of the Lender of the Convertible Notes, converted or to be converted (or such Lender’s nominee or nominees) unless such Lender delivers to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with applicable securities laws.

In case this Note shall be surrendered for conversion of only a portion of the principal amount thereof, the Company shall execute and deliver to the Lender at the expense of the Company, a new Convertible Note in the denomination or denominations ($1,000 and integral multiples thereof, plus one Convertible Note in a lesser denomination, if required) as such Lender may request in an aggregate principal amount equal to the unconverted portion of the Convertible Note so surrendered. Any Convertible Notes so issued are included in the definition of this “Note”.

6.3.

Fractions of Share. The Company shall not be required to issue fractions of a share or scrip representing fractional shares of Common Stock upon conversion of this Note. If any fraction of a share of Common Stock would, except for the provisions of this Section be issuable on the conversion of any Convertible Notes (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction, equal to the value of such fraction based on the then conversion price.

6.4.	Conversion Price. The price at which shares of Common Stock shall be delivered upon conversion (herein called the Conversion Price) shall be $0.01 per share of Common Stock.

7.	Representations, Warranties and Acknowledgements of the Lender

The Lender acknowledges, represents and warrants as of the date of this Note that:

7.1

No prospectus has been provided to the Lender by the Company in connection with the issuance of the Common Shares and that the Company is relying upon an exemption(s) from prospectus requirements of the Securities Act (British Columbia) (the "Act") and the Securities Rules (British Columbia) (the "Rules").

7.2

The Lender is acquiring rights to the Common Shares pursuant to shi Note for the Lender’s own account for investment purposes only and the Lender is not purchasing with the intention of reselling the shares within the next year. The Shares purchased hereby are not qualified for resale in the US. The Lender agrees to resell such securities only in accordance with the provisions of Regulation S of the US Securities Act, pursuant to registration under the US Securities Act, or pursuant to an available exemption from registration, and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the US Securities Act.

7.3

The Lender has had a reasonable opportunity to ask questions of and receive answers from the Company and its officers regarding the common stock of the Company, and all such questions have been answered to the full satisfaction of the Lender.

7.4

The Company has made available to the Lender all requested documents and records in its possession, and has offered the Lender an opportunity to discuss this investment with the Company and/or representatives of the Company and obtain any additional information necessary to verify the accuracy of any information furnished. The Lender acknowledges that no information furnished by the Company constitutes investment, accounting, legal or tax advice. The Lender is relying solely upon itself and its professional advisors, if any, for such advice.

7.5	The Lender is a:

	(a)	director, senor officer or employee of the Company, or a director, senior officer or employee of an affiliate of the Company;

	(b)	close business associate, close personal friend, spouse, parent, brother, sister or child of a director or officer of the Company;

	(c)	person already holding shares of the Company;

	(d)	spouse, parent, brother, sister or child of a person already holding shares of the Company;

	(e)	company, all of the voting securities of which are beneficially owned by any combination of the individuals referred to in (a) to (d) above; or

	(f)	sophisticated purchaser.

7.6	The Lender certifies that:

	(a)	the Lender is not a US person and is not acquiring the securities for the account or benefit of any US person; or

	(b)	the Lender is a US person who purchased securities in a transaction that did not require registration under the US Securities Act.

8.	Notice of Distributions, Rights of Reorganization, etc. In case at any time:

	(1)	the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividend) to the Lender of its Common Stock;

	(2)	the Company shall offer for subscription pro rata to the Lender of its Common Stock any additional shares of stock of any class or other rights;

(3)

there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company, or sale of all or substantially all of its assets to, another corporation; or

	(4)	there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company then in any one or more of said cases, the Company shall give written notice, to the Lender of this Note, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the dates as of which the Lender of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

9.

Taxes on Conversion. The issue of certificates on conversion of this Note shall be made without charge to the Lender for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Lender of any Note converted, and the Company shall not be required to issue or deliver any certificate in respect to such stock unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

10.	Redemption. This Note may be redeemed by the Company by payment of the entire Principal and interest outstanding under this Note to the Lender.

11.

Company to Reserve Stock. The Company shall at all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Convertible Notes, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Convertible Notes. If any shares of Common Stock, reserved or to be reserved, for such purposes, required registration under any Federal or state law before such shares may be validly issued to the Lender, the Company covenants that it will in good faith and as expeditiously as possibly endeavor to secure such registration or approval, as the case may be.

The Company covenants that all shares of Common Stock which may be issued upon conversion of Convertible Notes will upon issue be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

12.

No Rights as Lender. Prior to the conversion of this Note, the Lender shall not be entitled to any rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends or other distributions or to exercise any pre-emptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

13.	Waivers and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of Company and the Lender.

14.	Jurisdiction. Both parties agree to attorn to the exclusive jurisdiction of the courts of British Columbia, Canada with regards to this Note.

15.	Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

16.	Survival. The representations, warranties, acknowledgments covenants and agreements made herein shall survive the execution and delivery of this Note.

17.

Validity. If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

18.	Counterparts. This Note may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

IN WITNESS WHEREOF the Company has duly executed and delivered this Note as of the day and year first above written notwithstanding its actual date of execution.

BLACK GARDENIA CORP.

Per: /s/ Tim Leong
______________________________________
Authorized Signatory

IN WITNESS WHEREOF the Lender has duly executed and received this Note as of the day and year first above written notwithstanding its actual date of execution.

CAPITAL ALLIANCE GROUP INC.

Per: /s/ Toby Chu
______________________________________
Authorized Signatory